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                                      UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

                                 Washington, D.C. 20549
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                                        FORM 8-K

                                      CURRENT REPORT
                         PURSUANT TO SECTION  13 OR 15(D) OF THE
                             SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported) April 11, 1997
                                                ---------------


                             Harter Financial, Inc.
           ----------------------------------------------------------
           (Exact Name of the registrant as specified in its charter)


   New York                      0-12221                11-2534507
------------------------   ------------------------  ----------------------
(State of Incorporation)    (Commission File Number)    (I.R.S. Employer
                                                      Identification Number)


      Village Road, New Vernon, New Jersey                   07976
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    (Address of Principal executive offices)               (Zip Code)



Registrant's telephone number,  including area code   (201) 734-0100
                                                     -----------------------

                            Wolf Financial Group,
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                                (Former Name)

Item 1.        Change in Control of Registrant.
Item 3.        Bankruptcy or Receivership.

               A voluntary petition for reorganization under Chapter 11 of Title 11 of the United States Code was filed on August 24, 1994 (the "Filing Date") by Wolf Financial Group, Inc. ("Wolf Group"), a New
York corporation.   A Second Amended Joint Plan of Reorganization,
dated July 2, 1996 (the "Plan"), was confirmed by order of the United States Bankruptcy Court for the Southern District of New York (the "Court") and entered on October 23, 1996 (the "Confirmation Order").
The Effective Date of the Plan, pursuant to the Confirmation Order, was January 16, 1997 (the "Effective Date").

       An Order of the United States Bankruptcy Court for the Southern District of New York, was entered on November 6, 1996 (the "November Order"), modifying the Confirmation Order solely with respect to the name of the reorganized Wolf Group. Pursuant to the November Order as of the Effective Date the reorganized Wolf Group is Harter Financial, Inc., a New York Corporation (the "Company"). The state of New York approved the name change on April 11, 1997.

       Pursuant to the Plan, any interest represented by any of the equity securities issued by Wolf Group prior to the Filing Date were canceled and new shares of common stock in the reorganized Company were issued. The form of a specimen certificate for the Company is filed herewith as Exhibit 1.1.

       The Plan provides for the reservation or issuance of Common Stock as follows: (i) 1,605,784 shares of Common Stock to the Class 3 General Unsecured Creditors ("Class 3"); (ii) 1,605,784 shares of Common Stock to the Class 4 Securities Claimants ("Class 4"); 100,000 shares to the Class 6 Indemnity Claim Holders; and (iii) 5,594,315 shares to certain investors.

       Additional information regarding the reorganization of the Company was filed with the Securities and Exchange Commission in a Form 8-K filed on of about March 6, 1997 and a Form 8-K/A on or about March 15, 1997.

Common Stock:
------------

       The following brief description of the capital stock of Harter Financial, Inc., a New York corporation (the "Company"), does not purport to be complete and is subject in all respects to applicable New York law and to the provisions of the Company's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") and its Bylaws, copies of which are filed herewith as Exhibits 1.2 and 1.3 respectively.

General

       The Company's Certificate of Incorporation authorizes the
issuance of 30,000,000 shares of Common Stock, par value $0.01 per
share (the "Common Stock").   The transfer agent for the Common Stock
is American Stock Transfer Company.

       When issued, the Common Stock will be fully paid and non-assessable. Holders of Common Stock are entitled to receive dividends if, when and as declared by the Company's Board of Directors, out of funds legally available therefore, subject to any superior rights of holders of the Company's preferred stock. Upon liquidation, dissolution or winding up of the Company, holders of Common Stock are entitled to share ratably in assets available for distribution, subject to any superior rights.

       Holders of Common Stock are entitled to one vote per share with respect to all matters submitted to a vote of the stockholders. The Certificate of Incorporation and bylaws contain no restriction on the repurchase or redemption of the Common Stock. Holders of Common
Stock have no preemptive rights.

       The common stock of Wolf Financial Group, traded previously on the NASDAQ Stock Market until February 24, 1994, is not currently traded on any national securities exchange. The Company has no current intention to apply for listing of the Common Stock on the NASDAQ Stock Market or any other national securities exchange.


Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits

      (c)  Exhibits

       Number                Description
       ------                -----------

       1.1 Form of specimen certificate for the Common Stock, $0.01 par value, of the Registrant.

       1.2                   Restated Certificate of Incorporation
                             of Harter Financial, Inc.

       1.3                   Bylaws of Harter Financial, Inc.

                                 SIGNATURES



       Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        HARTER FINANCIAL, INC.



                                        By:  /s/ Spencer J. Angel
                                        ---------------------------
                                             Spencer J. Angel
                                        Its: President

Dated: April 21, 1997